Exhibit 32.2
Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with this Quarterly Report on Form 10-Q of SRA International, Inc. (the “Company”) for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David F. Keffer, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 6, 2015	/S/ DAVID F. KEFFER
David F. Keffer
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)